Exhibit 99.1
H1 2008 Results HSBC Finance Corporation IFRS Management Basis

This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and HSBC Finance Corporation. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report, and the HSBC Finance Corporation Annual Report on Form 10-K, each for the year ended 31 December 2007. Please further be advised that Regulation FD prohibits HSBC representatives from answering certain, specific questions during the Q&A session. You may get copies of the HSBC Finance Corporation document referred to above free by visiting EDGAR on the SEC Web site at www.sec.gov. These materials do not constitute an offer to sell, or the solicitation of an offer to buy, any security of HSBC Finance Corporation or any other issuer. HSBC Holdings plc reports financial results in accordance with International Financial Reporting Standards ('IFRSs') as endorsed by the EU. EU endorsed IFRSs may differ temporarily from IFRSs, as published by the IASB, if a new or amended IFRS has not been endorsed by the EU by the period end. There were no unendorsed standards affecting this document. As at 30 June 2008, there is no difference between IFRSs as endorsed by the EU and IFRSs as issued by the IASB in terms of their application to HSBC. IFRSs comprise accounting standards issued by the International Accounting Standards Board and its predecessor body and interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body. All amounts, unless otherwise stated, represents IFRS Management Basis of accounting. IFRS Management Basis assumes that the mortgages and private label customer loans transferred to HSBC's US banking subsidiary, HSBC Bank USA, N.A. ('HSBC Bank USA'), have not been sold and remain on our balance sheet. Such customer loans continue to be managed and serviced by HSBC Finance Corporation without regard to ownership. IFRS Management Basis also assumes that all purchase accounting fair value adjustments relating to the acquisition of HSBC Finance Corporation by HSBC Holdings plc have been "pushed down" to HSBC Finance Corporation. Certain reclassifications have been made to prior period amounts to conform to the current period presentation. Disclosure statement

Key developments Continued focus on positioning businesses for the future Launched a new program through our Consumer Lending (CL) business along with an affiliate, HSBC Bank USA, to sell real estate secured receivables to the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Program has been launched in six states and we anticipate a nation-wide rollout of the program during the third quarter of 2008. Sold our U.K. business to HSBC Overseas Holdings (U.K.) Limited, a subsidiary of HSBC Holdings plc in H1 2008 to focus our operations on North America. As a result, the U.K. business results have been presented as discontinued operations. As of June 30, 2008, the sold U.K. business held $5.0 billion of customer loans and advances with a 2+ delinquency ratio of 7.8%. Exited all Taxpayer Financial Services independent relationships except H&R Block In July 2008, decision was made to discontinue new motor vehicle loan originations from the dealer and direct-to-consumer channels. However, we intend to continue offering motor vehicle loans in our Consumer Lending branch offices supported by the direct-to-consumer channel until a third party provider is arranged. We will honor all outstanding loan commitments to our customers. In July 2008, decided to sell the common stock of HSBC Financial Corporation Limited, the holding company for our Canadian business to an HSBC affiliate. Subject to regulatory approval, it is anticipated that ultimate ownership of the Canadian Operations will reside with HSBC Bank Canada. Projected aggregate sales price will be established based upon a third party valuation but is expected to be between $325 million and $365 million. Sale is expected to close in the fourth quarter of 2008, subject to certain approvals. Delinquency dollars and ratios continued to increase on a continuing operations basis in most products as home prices continued to decline in certain markets during the first half of 2008, unemployment rates continued to rise in those same areas and gasoline and home energy cost increases had an impact on the ability of some borrowers to make payments on their loans. While delinquencies have increased, the rate of delinquency increase has declined in part due to increased collection efforts and favorable customer payment experience coinciding with the federal economic stimulus package Gross delinquency dollars for the Mortgage Services portfolio have stabilized over the last three quarters

Key developments, continued Continued focus on managing risks, delinquencies and right sizing strategies of our businesses and product offerings to enhance value to our customers and reduce risk for our stakeholders Decreased the size of overall customer loans and advances portfolio Reduced Consumer Lending branch network to about 900 branches from approximately 1,000 Continued to tighten underwriting standards in all businesses Reduced available credit lines in our credit card portfolio Canadian operations sold a small mortgage brokerage firm Focus on cost containment measures and improving our cost efficiency ratio Expanded outreach and assistance to our mortgage customers Modified 1,837 loans ahead of ARM resets with an aggregate balance of $328 million in the first half of 2008 Modified approximately 12,200 loans ahead of ARM resets with an aggregate balance of $2.0 billion since October 2006. Approximately $692m of ARM loans modified under this program will experience the first rate reset in H208. 76 percent of outstanding loans and advances granted a modification under this program are less than 60-days delinquent and 9 percent of these loan balances modified have paid in full Expanded our foreclosure avoidance/account modification programs to qualify more customers for payment relief with longer term modifications (generally either two or five years) with potentially lower interest rates. Modified 32,288 accounts year to date through these programs. Supported a variety of national and local efforts in homeownership preservation and foreclosure avoidance Actions taken highlight HSBC's commitment to our stakeholders and businesses Capital infusion of $2.2 billion from HSBC Holdings plc in the first half of 2008 In February 2008, appointed Brendan McDonagh as CEO of HSBC North America Holdings Inc and Niall Booker as CEO of HSBC Finance Corporation

Note: The figures above are presented on an IFRS Management Basis. See Note 11 'Business Segments' of Form 10-Q for the period ended 30 June 2008 for a reconciliation of IFRS to US GAAP. (1) H2 2007 loss before tax from continuing operations excluding goodwill impairment impact of $5,549 million ($3,730 million relating to Consumer Lending business, $1,343 million related to Mortgage Services and $476 million related to Motor Vehicle Finance business) is ($1,290) million. (2) H2 2007 loss from discontinued U.K. operations before tax excluding goodwill impairment impact of $410 million is ($458) million. H1 2008 loss from discontinued U.K. operations before tax excluding loss on sale of U.K. operations to an affiliate of $375 million is ($13) million (3) Cost efficiency ratio from continuing operations before tax excluding the impact of the goodwill impairment charge of $5,549 million in H207. (4) Cost efficiency ratio from continuing operations before tax excluding the impact of the goodwill impairment charge of $5,549 million in H207, also normalized to exclude the impact of fair value option income of $161 million, $1,422 million and $270 million for H1 2007, H2 2007 and H1 2008, respectively. HSBC Finance Corporation - financial results HSBC Finance Corporation - financial results

H1 2008 loss before tax from continuing operations of $1,174 million was $2,570 million below prior year, primarily due to higher loan impairment charges of $3.0 billion partially offset by lower operating expenses ($0.4 billion) Net operating income before loan impairment charges from continuing operations was broadly flat with H1 2007 as overall lower borrowing costs along with higher revenues from the Card and Retail Services (CRS) business were offset by lower revenues from the Mortgage Services (MS) and Consumer Lending businesses Card and Retail Services revenues increased due to higher net interest income and other income from higher average loan balances along with lower interest expense. This benefit was partially offset by lower other income following changes in billing practices implemented in the fourth quarter of 2007 and higher delinquencies Mortgage Services and Consumer Lending revenues decreased as a result of lower yields from higher delinquencies and product mix shift along with increased losses on REO portfolio partially offset by the closure of the Decision One operations in 2007. Mortgage Services results were also impacted by lower average loan balances. H1 2008 loan impairment charges from continuing operations increased $3.0 billion (or 79%) from H1 2007 largely driven by impairment increases in our real estate secured ($1.6 billion), credit card ($0.5 billion), private label ($0.4 billion), personal non- credit card ($0.3 billion) and motor vehicle finance ($0.1 billion) portfolios Loan impairment charges increased within the Consumer Lending business as the U.S. residential market further deteriorated and credit conditions continued to tighten for a broad segment of customers, removing refinancing alternatives. In addition, lower loans and advances run-off, portfolio seasoning, rising unemployment rates in certain markets and continued weakening of the U.S. economy have had an impact. Mortgage Services continued to experience higher loan impairment charges and delinquencies as portions of this portfolio purchased in 2005 and 2006 continued to season. In addition, this portfolio has also been impacted by worsening industry trends and slower loans and advances run-off. Card and Retail Services business experienced higher loan impairment charges from higher average loan balances, product mix changes, portfolio seasoning, an increase in bankruptcy filings and the effect of a weakening U.S. economy Motor Vehicle Finance business was impacted by higher severity due to falling values of SUVs and trucks H1 2008 operating expenses from continuing operations decreased $413 million (or 14%) from H1 2007 Staff costs decreased as a result of strategic actions in 2007 to discontinue new correspondent channel acquisitions, cease Decision One operations and right-size the branch network. Further consolidation was done in 2008 Marketing expenses decreased primarily due to strategic decision to slow loan growth in our credit card portfolio Efforts resulted in improved normalized cost efficiency ratio from continuing operations year over year of 470bps HSBC Finance Corporation - H108 Highlights

Increase in total 2+ delinquency (27 basis points over Q1 2008) reflects the continuing weakening of the housing and mortgage industry and rising unemployment rates in certain markets as well as the impact of broader weakening in the U.S. economy, partially offset by extended seasonal factors due to the federal economic stimulus package and improvements in collection activities during the first half of the year First and second lien real estate secured 2+ delinquency ratios were also negatively impacted by decreased principal balances from the continued liquidation of our Mortgage Services portfolio and lower outstanding balances from product offering changes in our Consumer Lending business 2+ delinquency in our credit card portfolios decreased as extended seasonal factors due to the federal economic stimulus package and improvements in collections were partially offset by continued deterioration in the marketplace and weakened economic conditions, portfolio seasoning, a higher mix of non-prime credit card loans, and lower loan balances following actions implemented since the fourth quarter of 2007 to slow loan and account growth The increase in the 2+ delinquency ratio in our motor vehicle finance portfolio reflects deterioration of marketplace and broader economic conditions and to a lesser extent, the impact of lower receivable levels due to lower origination volumes, partially offset by improvements in collection activities Personal non-credit card 2+ delinquency ratio increased as a result of portfolio seasoning, deterioration due to marketplace and broader economic conditions partially offset by improvements in collection activities. Lower receivable levels due to our risk mitigation efforts also contributed to the increase. Decline in Non-U.S. portfolio reflects the sale of the U.K. operations Note: See 'Credit Quality' in the MD&A of Form 10-Q for the period ended 30 June 2008 for delinquency information reported on a US GAAP basis. HSBC Finance Corporation 2+ delinquency ratio

HSBC Finance Corporation U.S. Real estate secured 2+ delinquency 2005 and 2006 vintages in Mortgage Services continue to season and progress as expected into later stages of delinquency as run-off slows as customers have fewer refinancing options. Gross delinquency dollars have stabilized within Mortgage Services. As the portfolio continues to decline, the delinquency ratio may continue to increase although dollar amount of delinquencies may fall depending on underlying economic circumstances. Consumer Lending real estate secured delinquencies increased as credit performance continued to deteriorate from continued weakening in the housing and mortgage industry, rising unemployment rates and continued weakening in the U.S. economy. The rise in the delinquency ratio is also a result of lower loans and advances levels. Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 2+ MS First Lien 1.7 1.7 1.9 2.4 3 3.2 3.2 2+ MS Second Lien 0.6 0.6 0.7 0.8 1.1 1 0.9 2+ CL First Lien 0.8 0.8 0.9 1.3 1.6 2 2.2 2+ CL Second Lien 0.4 0.3 0.2 0.3 0.5 0.5 0.6 2.3 1.2 2.3 1.1 2.6 1.1 3.2 1.6 4.1 2.1 4.2 2.5 4.1 2.8 2+ delinquencies (US$ billions)

US$ m Note: C/O = Net Charge-offs (amounts written off) LIC = Loan Impairment Charge HSBC Finance Corporation Impairment allowance - MS and CL real estate secured Mortgage Services loan impairment charges relatively stable quarter over quarter in 2008 Consumer Lending real estate secured reserves markedly increased from Q2 2007 as a result of higher delinquency and loss estimates from current housing market trends and reduced secondary market liquidity limiting home buyer financing options. However, loan impairment charges have decreased over last 3 quarters. The increasing net charge-offs in the loan portfolios reflected higher severity especially in 2nd liens Mortgage Services Consumer Lending Real Estate Secured

HSBC Finance Corporation Impairment allowance - Card and Retail Services Card and Retail Services US$ m Note: C/O = Net Charge-offs (amounts written off) LIC = Loan Impairment Charge CRS reserves increased from prior year as a result of higher delinquency and loss estimates from higher levels of non-prime receivables, portfolio seasoning, higher levels of bankruptcy filings, lower recovery estimates and the continuing deterioration in the marketplace and broader economic conditions.

Q2 2008 Q1 2008 Q4 2007 Q3 2007 Q2 2007 Q1 2007 Q4 2006 Mortgage Services 31.5 33.9 36.2 38.9 41.5 46.7 49.6 CL Real Estate Secured 49 49.9 50.2 49.9 48.8 47.6 49.7 Credit Cards 29.3 29.4 31 29.9 29.3 27.8 28.3 Private Label Cards 17.4 17.4 18.7 17.7 17.4 17.3 20.6 Motor Vehicle Finance 12.5 12.8 12.9 12.9 12.7 12.6 12.8 Other 16.9 17.6 18.3 18.6 18.6 18.6 21.6 Non - U.S. 4.3 9.9 10.4 10.4 9.9 9.5 10 160.9 170.9 177.7 178.3 178.2 180.1 182.6 US$ bn Decreases in customer loans and advances compared to Q1 2008 reflects the sale of the U.K business to an affiliate, changes in product offerings, risk appetite and business strategy actions, including reductions in branch offices, tightening in underwriting standards and a portfolio reclassification to loans held for sale designation. Reductions in the Mortgage Services and CL real estate secured portfolios were partially offset by a decline in loan prepayments which has continued during Q2 2008 Decrease in credit card loans and advances compared to Q1 2008 was due to strategic initiatives to slow receivable growth Canada motor vehicle finance portfolio ($0.3 billion) was reclassified to loans held for sale, a component of other assets, in Q2 2008. On a US GAAP basis, a total of $9.4 billion was classified as loans held for sale in Q2 08 including a planned transfer of the GM credit card portfolio to HSBC USA Inc. of $6.3 billion. We will maintain reporting of GM credit card portfolio on management basis as HSBC Finance Corporation will continue to manage and service the portfolio after the transfer. HSBC Finance Corporation Customer loans and advances

Vintages (US$ bn) Consumer Lending Real Estate Loans by vintage and type $40.2 bn 2004 & prior 2005 2006 2007 2008 1 fx 0.28 0.19 0.24 0.24 0.05 1 arm 0.13 0.22 0.52 0.13 2 fx 0.11 0.18 0.32 0.36 0.03 2 arm 0.86 0.08 0.06 $40.7 bn $2.7 bn $6.5 bn $0.3 bn December 2007 June 2008 First Lien Fixed First Lien ARM Second Lien Fixed Second Lien ARM $0.4 bn $2.3 bn $6.1 bn 2004 and prior 2005 2006 2007 2008 26% 12% 35% 25% 48% 33% 7% 19% 21% 19% 8% 30% 13% 19% 85% 0% 20% 40% 60% 80% 100%

Pre 2004 2004 2005 2006 2007 1 fx 0.15 0.26 0.2 0.29 0.1 1 arm 0.07 0.1 0.45 0.38 2 fx 0.06 0.04 0.52 0.37 0.01 2 arm 0.1 0.05 0.35 0.5 December 2007 $1.8 bn $4.9 bn $14.3 bn $15.2 bn June 2008 First Lien Fixed First Lien ARM Second Lien Fixed Second Lien ARM $1.5 bn $11.8 bn $14.2 bn $4.0 bn Pre-2004 2004 2005 2006 2007 Mortgage Services Real Estate Loans by vintage and type Vintages (US$ bn)

Recreate the value of our core Consumer Lending business and reposition for long-term success Deliver high brand values and strong customer value proposition in our products and services Manage collection resources and evolve collection strategies, including wider range of modification programs to help our customers Achieve a balance sheet size consistent with our desired risk profile and the current funding environment Maintain desired capital ratios and liquidity Continue liquidation of Mortgage Services portfolio Continue cost reduction and streamline operations across the organization, right-sizing in markets experiencing fundamental change Continue progress of the US Card business role in developing the global cards business HSBC Finance Corporation Ongoing areas of focus